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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                           CNL HOTELS & RESORTS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:


          ----------------------------------------------------------------------

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
     (3)  Filing Party:
          ----------------------------------------------------------------------
     (4)  Date Filed:
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                                [CNL Letterhead]


                                                    June 28, 2006

              SPECIAL MEETING ADJOURNED ON PROPOSAL 3 UNTIL JULY 31
                         WE NEED YOUR VOTE ON PROPOSAL 3

DEAR STOCKHOLDER:

The Special Meeting of Stockholders of CNL Hotels & Resorts, Inc. (the "Company") has been adjourned to July 31, 2006, at 11:00 a.m., eastern time, with respect to Proposal 3 only. The reconvened meeting will take place at the Company's offices at 420 South Orange Avenue, Suite 700, Orlando, FL 32801.

                      PLEASE HELP US BY VOTING YOUR SHARES

Our records indicate that we still have not yet received your vote for this important meeting. Please take one moment of your time to vote your shares. Your vote is very important. Telephone and internet voting options remain available as described in the enclosed materials. If you have recently voted, please disregard this notice and accept our thanks.

                     TWO-THIRDS VOTE REQUIRED ON PROPOSAL 3

The Two-Thirds Vote Charter Amendment Proposal (Proposal 3 on the proxy card), more fully described in the Proxy Statement, dated May 10, 2006, requires the affirmative vote of two-thirds of the outstanding shares entitled to vote thereon to be approved by our stockholders. Please take the time now to cast your vote. Your vote is important no matter how many shares you hold. Your Board of Directors recommends that you vote "FOR" Proposal 3.

                                PLEASE ACT TODAY

Please vote today to ensure that your shares are represented on this important proposal. Voting also will help us avoid further solicitation costs - by eliminating the need for future mailings and solicitation telephone calls. Please vote by telephone or via the internet, or you may mark, sign, date and promptly return the enclosed proxy card in the postage-paid return envelope provided. Time is short, so please vote at your earliest convenience.

We appreciate your participation and continued support.

Sincerely,

/s/ Greerson G. McMullen

Greerson G. McMullen
CORPORATE SECRETARY

----------------------------------- IMPORTANT ----------------------------------
     Please vote today to help us reach the two-thirds vote requirement on Proposal 3 and to save further solicitation costs. If you have any questions or need assistance, please call D.F. King & Co., Inc., which is assisting your Company in the solicitation of proxies, toll-free, at 1-800-758-5880.
--------------------------------------------------------------------------------

For your convenience, vote proxy by telephone or the Internet.
And most importantly...


Please Vote!


[X]   Read the Enclosed Materials...
      Enclosed are the following materials for the CNL Hotels & Resorts, Inc. Special Meeting of Stockholders adjourned on Proposal 3 to July 31, 2006:

      o  Stockholder Letter

      o  Proxy Card

      o  Postage-Paid envelope

[X]   Vote by Telephone...
      For your convenience, you may vote by telephone. Please refer to the proxy card for instructions and your control number.

      ...Or Vote over the Internet
      Open the web page: http://www.dfking.com/cnlhotels and follow the online instructions to cast your vote. Your control number is located on the proxy card.

      ...Or Complete the Proxy Card and Return by Mail
      On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, all parties must sign (if jointly held, each person should sign the proxy card).

[X]   For Assistance...
      If you have any questions or need assistance in completing your proxy card, please call our information agent, D.F. King & Co., Inc., toll free at (800)758-5880.

[X]   Please Vote...
      We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote. If you voted by telephone or the Internet, please DO NOT mail backthe proxy card.

      Thank You!
      We appreciate your participation and support. Again, please be sure to vote.
      Your vote is important!


      [CNL Graphic]

      CNL Center II at City Commons
      420 South Orange Avenue
      Suite 700
      Orlando, Florida 32801-3313
      (866) 650-0650
      www.cnlhotels.com